Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FIRST TRUST TCW SECURITIZED PLUS ETF
(the “Fund”)

Supplement To THE Fund’s Prospectus AND STATEMENT OF aDDITIONAL iNFORMATION
DATED jANUARY 3, 2022

AUGUST 1, 2022

Notwithstanding anything to the contrary in the Fund’s Prospectus, in order to correct an inadvertent typographical error, the last sentence of the second paragraph of the section entitled Management of the Fund – Management Fee, is deleted in its entirety and replaced with the following:

First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before December 31, 2022, the fee waiver may not be continued past December 31, 2022.

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, in order to correct an inadvertent typographical error, the last four sentences of the fourth paragraph of the section entitled Management of the Fund  –  Investment Advisor, is deleted in its entirety and replaced with the following:

Pursuant to a contractual agreement (the "Fee Waiver Agreement"), First Trust has agreed to waive management fees of 0.10% of average daily net assets until December 31, 2022 for the Fund. The Fee Waiver Agreement may be terminated by action of the Board of Trustees at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by First Trust only after December 31, 2022. First Trust has committed to the Fee Waiver Agreement to respond to the current low interest rate environment and expects that the Fee Waiver Agreement will be appropriate until long term yields increase. First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before December 31, 2022 the Fee Waiver Agreement may not be continued past December  31,  2022.

Please Keep this Supplement with your Fund Prospectus AND STATEMENT OF
ADDITIONAL INFORMATION for Future Reference